                                                                     EXHIBIT 20



                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS

Collection Period                                                                                                          9
Collection Period # Beginning Date                                                                               Nov-01-2003
Collection Period # End Date                                                                                     Nov-30-2003
Payment Date                                                                                                     Dec-15-2003

1. Withdrawal from Collection Account for any amount not required to be deposited
                in the account or deposited therein in error                                                           $0.00
2. Withdrawal from Collection Account to clear and terminate the Collection Account
                in connection with the termination of the Sale and Servicing Agreement                                 $0.00

I.  Available Amount in the Collection Account
A.  Credits
                1.  Payments from Obligors Applied to Collection Period
                                                   a.  Total Principal Payments                               $15,293,322.21
                                                   b.  Interest Payments                                       $2,272,079.17
                                                   c.  Total (a+b)                                            $17,565,401.38
                2.  Repurchase Amount From Repurchased Receivables
                                                   a.  Principal Payments                                              $0.00
                                                   b.  Interest Payments                                               $0.00
                                                   c.  Total (a+b)                                                     $0.00
                3.  Recovery of Defaulted Receivable
                                                   a1. Gross Loan Default Balance                                $458,191.28
                                                   a2. Cram-down Loss                                                $752.76
                                                   a. Total Loan Default Balance                                 $458,944.04
                                                   b. Gross Loan Interest Default Amount                          $10,156.71
                                                   c. Net Liquidation Proceeds                                   $123,319.13
                                                   d. Other Net Recovery Amount                                   $31,337.56
                                                   e. Liquidation Proceeds Allocated to Principal                $123,319.13
                                                   f. Net Loan Default Balance                                   $335,624.91
                                                   g. Other Net Recovery Allocated to Principal                   $31,303.19
                                                   h. Total Principal Recovery Amount                            $154,622.32
                                                   i. Net Liquidation Proceeds Allocated to Interest                   $0.00
                                                   j. Other Net Recovery Allocated to Interest                        $34.37
                                                   k. Total Interest Recovery Amount                                  $34.37
                                                   l. Net Principal loss (Realized Losses)                       $304,321.72
                4.  Investment Earnings on Reserve and Collection Account (as of month end)                        $5,234.00
                5.  Payment for Optional Prepayment at Call Date                                                       $0.00
                6.  Total Credits (sum 1 through 5)                                                           $17,725,292.07
B.  Total Available Collections                                                                               $17,725,292.07
                1. Available Interest Collections                                                              $2,277,347.54
                2. Available Principal Collections                                                            $15,447,944.53

II. Receivable Pool Balance
A. Cut-off Date Principal Pool Balance                                                                       $591,327,204.30
B. Principal Pool Balance as of the Beginning of the Collection Period                                       $429,101,421.05
C. Principal Pool Balance as of the End of the Collection Period                                             $413,349,154.80


III. Note Principal Balances For the Collection Period
A.  Class A Notes
                1.  Beginning Class A-1 Balance                                                                        $0.00
                2.  Ending Class A-1 Balance                                                                           $0.00
                3.  Beginning Class A-2 Balance                                                              $122,837,427.83
                4.  Ending Class A-2 Balance                                                                 $108,185,136.49
                5.  Beginning Class A-3 Balance                                                              $169,000,000.00
                6.  Ending Class A-3 Balance                                                                 $169,000,000.00
                7.  Beginning Class A-4 Balance                                                              $107,300,000.00
                8.  Ending Class A-4 Balance                                                                 $107,300,000.00

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


B .  Class B Notes
                1.  Beginning Class B Balance                                                                 $15,693,160.42
                2.  Ending Class B Balance                                                                    $15,117,066.22
C.   Class C Notes
                1.  Beginning Class C Balance                                                                 $14,270,832.80
                2.  Ending Class C Balance                                                                    $13,746,952.09

IV. Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit (at Settlement)                                                             $2,956,636.02
B. Beginning of Period Reserve Account Balance                                                                 $8,582,028.42
C. End of Period Reserve Account Balance                                                                       $8,266,983.10

V. Summary of Cash Disbursements
A. Available Collections                                                                                      $17,725,292.07
B. Withdrawals from Reserve Account                                                                                    $0.00
C. Total Available Collections                                                                                $17,725,292.07
D. Payment of Servicing Fee                                                                                      $357,584.52
E. Interest paid to Class A-1 Notes                                                                                    $0.00
F. Interest paid to Class A-2 Notes                                                                              $133,073.88
G. Interest paid to Class A-3 Notes                                                                              $246,458.33
H. Interest paid to Class A-4 Notes                                                                              $210,129.17
I. Interest paid to Class B Notes                                                                                 $30,863.22
J. Interest paid to Class C Notes                                                                                 $45,666.66
K. Principal paid to Class A-1 Notes                                                                                   $0.00
L. Principal paid to Class A-2 Notes                                                                          $14,652,291.34
M. Principal paid to Class A-3 Notes                                                                                   $0.00
N. Principal paid to Class A-4 Notes                                                                                   $0.00
O. Principal paid to Class B Notes                                                                               $576,094.20
P. Principal paid to Class C Notes                                                                               $523,880.71
Q. Remaining Available Collections                                                                               $949,250.04
R. Deposit from Remaining Available Collections to fund Reserve Account                                                $0.00
S. Remaining Available Collections Released to Certificateholder                                                 $949,250.04

VI.  Scheduled Monthly Interest Distribution
A. Available Collections                                                                                      $17,725,292.07

B. Servicing Fee
                1. Current Servicing Fee Accrued                                                                 $357,584.52
                2. Unpaid Servicing Fees From Prior Collection Periods                                                 $0.00
                3. Total Servicing Fee Due                                                                       $357,584.52
                4. Payment of Servicing Fee from Interest Collections                                            $357,584.52
                5. Payment of Servicing Fee from Reserve Account                                                       $0.00
                6. This period unpaid Servicing Fee                                                                    $0.00

C. Total Servicing Fee paid                                                                                      $357,584.52

D . Remaining Available Collections                                                                           $17,367,707.55

E. Class A Interest Distribution Amount
                1.1. Class A-1 Coupon Rate                                                                          1.19125%
                1.2.  Class A-1 Monthly Interest Distributable Amount                                                  $0.00
                1.3.  Class A-1 Interest Carryover Shortfall                                                           $0.00
                1.4. Class A-1 Interest on Interest Carryover Shortfall                                                $0.00
                1.5. Class A-1 Interest Distributable Amount                                                           $0.00
                1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections                      $0.00
                1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                           $0.00
                1.8 This period Class A-1 Interest Carryover Shortfall                                                 $0.00
                1.9 Change in Interest Carryover Shortfall from previous Payment Date                                  $0.00

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


                2.1. Class A-2 Coupon Rate                                                                             1.30%
                2.2. lass A-2 Monthly Interest Distributable Amount                                              $133,073.88
                2.3. lass A-2 Interest Carryover Shortfall                                                             $0.00
                2.4. Class A-2 Interest on Interest Carryover Shortfall                                                $0.00
                2.5. Class A-2 Interest Distributable Amount                                                     $133,073.88
                2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections                $133,073.88
                2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                           $0.00
                2.8. This period Class A-2 Interest Carryover Shortfall                                                $0.00
                2.9 Change in Interest Carryover Shortfall from previous Payment Date                                  $0.00

                3.1. Class A-3 Coupon Rate                                                                             1.75%
                3.2. Class A-3 Monthly Interest Distributable Amount                                             $246,458.33
                3.3. Class A-3 Interest Carryover Shortfall                                                            $0.00
                3.4. Class A-3 Interest on Interest Carryover Shortfall                                                $0.00
                3.5. Class A-3 Interest Distributable Amount                                                     $246,458.33
                3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections                $246,458.33
                3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                           $0.00
                3.8. This period Class A-3 Interest Carryover Shortfall                                                $0.00
                3.9  Change in Interest Carryover Shortfall from previous Payment Date                                  $0.00

                4.1. Class A-4 Coupon Rate                                                                             2.35%
                4.2. Class A-4 Monthly Interest Distributable Amount                                             $210,129.17
                4.3. Class A-4 Interest Carryover Shortfall                                                            $0.00
                4.4. Class A-4 Interest on Interest Carryover Shortfall                                                $0.00
                4.5. Class A-4 Interest Distributable Amount                                                     $210,129.17
                4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections                $210,129.17
                4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                           $0.00
                4.8. This period Class A-4 Interest Carryover Shortfall                                                $0.00
                4.9 Change in Interest Carryover Shortfall from previous Payment Date                                  $0.00

F. Total Interest paid to Class A Notes                                                                          $589,661.38

G. First Priority Principal Distribution Amount                                                                        $0.00

H. Remaining Available Collections                                                                            $16,778,046.17

I. Class B Interest Distribution Amount
                1. Class B Coupon Rate                                                                                 2.36%
                2.  Class B Monthly Interest Distributable Amount                                                 $30,863.22
                3.  Class B Interest Carryover Shortfall                                                               $0.00
                4. Class B Interest on Interest Carryover Shortfall                                                    $0.00
                5. Class B Interest Distributable Amount                                                          $30,863.22
                6. Payment of Class B Interest Distributable Amount from Interest Collections                     $30,863.22
                7. Payment of Class B Interest Distributable Amount from Reserve Account                               $0.00
                8. This period Class B Interest Carryover Shortfall                                                    $0.00
                9. Change in Interest Carryover Shortfall from Previous Period                                         $0.00

J. Total Interest paid to Class B Notes                                                                           $30,863.22

K. Second Priority Principal Distribution Amount                                                               $1,481,433.45

L. Remaining Available Collections                                                                            $15,265,749.50

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS

M. Class C Interest Distribution Amount
                1. Class C Coupon Rate                                                                                 3.84%
                2.  Class C Monthly Interest Distributable Amount                                                 $45,666.66
                3.  Class C Interest Carryover Shortfall                                                               $0.00
                4. Class C Interest on Interest Carryover Shortfall                                                    $0.00
                5. Class C Interest Distributable Amount                                                          $45,666.66
                6. Payment of Class C Interest Distributable Amount from Interest Collections                     $45,666.66
                7. Payment of Class C Interest Distributable Amount from Reserve Account                               $0.00
                8. This period Class C Interest Carryover Shortfall                                                    $0.00
                9. Change in Interest Carryover Shortfall from Previous Period                                         $0.00

N. Total Interest paid to Class C Notes                                                                           $45,666.66

O. Total Interest paid from Reserve Account                                                                            $0.00

P. Remaining Available Collections                                                                            $15,220,082.84

VII.  Scheduled Monthly Principal Distributions
A. Principal to be Distributed
                1. Aggregate Outstanding Note Balance                                                        $429,101,421.05
                2. Aggregate Outstanding Pool Ending Balance                                                 $413,349,154.80
                3. Principal Distributable Amount                                                             $15,752,266.25
                4. Regular Note Principal Distribution Amount                                                 $14,270,832.80

B. Total Available Collections
                1. Remaining Available Collections                                                            $15,220,082.84
                2. First and Second Priority Principal Distribution Amount                                     $1,481,433.45
                3. Total (1 + 2)                                                                              $16,701,516.29

C. Principal Distribution Amount Triggers
                1.  Average Three-Month Net Loss Ratio                                                                 1.06%
                2.  Net Loss Ratio Trigger                                                                             4.50%
                3.  Principal Distribution Amount Trigger Status                                                        Pass

D. Note Principal Distribution Amounts
                1.  Class A-1 Principal Distribution Amount                                                            $0.00
                2.  Class A Principal Distribution Amount                                                     $14,652,291.34
                3.  Class B Principal Distribution Amount                                                        $576,094.20
                4.  Class C Principal Distribution Amount                                                        $523,880.71

E. Class A Principal Distribution Amount
                1.1. Beginning Class A-1 Principal Balance                                                             $0.00
                1.2. Class A-1 Monthly Principal                                                                       $0.00
                1.3. Total Class A-1 Principal Distribution Amount                                                     $0.00
                1.4. Payment of Class A-1 Principal Distribution Amount from Available Collections                     $0.00
                1.5. Payment of Class A-1 Principal Distribution Amount from Reserve Account                           $0.00
                1.6. Ending Class A-1 Principal Balance                                                                $0.00

                2.1. Beginning Class A-2 Principal Balance                                                   $122,837,427.83
                2.2. Class A-2 Monthly Principal                                                              $14,652,291.34
                2.3. Total Class A-2 Principal Distribution Amount                                            $14,652,291.34
                2.4. Payment of Class A-2 Principal Distribution Amount from Available Collections            $14,652,291.34
                2.5. Payment of Class A-2 Principal Distribution Amount from Reserve Account                           $0.00
                2.6. Ending Class A-2 Principal Balance                                                      $108,185,136.49

                3.1. Beginning Class A-3 Principal Balance                                                   $169,000,000.00
                3.2. Class A-3 Monthly Principal                                                                       $0.00
                3.3. Total Class A-3 Principal Distribution Amount                                                     $0.00
                3.4. Payment of Class A-3 Principal Distribution Amount from Available Collections                     $0.00
                3.5. Payment of Class A-3 Principal Distribution Amount from Reserve Account                           $0.00
                3.6. Ending Class A-3 Principal Balance                                                      $169,000,000.00

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS

                4.1. Beginning Class A-4 Principal Balance                                                   $107,300,000.00
                4.2. Class A-4 Monthly Principal                                                                       $0.00
                4.3. Total Class A-4 Principal Distribution Amount                                                     $0.00
                4.4. Payment of Class A-4 Principal Distribution Amount from Available Collections                     $0.00
                4.5. Payment of Class A-4 Principal Distribution Amount from Reserve Account                           $0.00
                4.6. Ending Class A-4 Principal Balance                                                      $107,300,000.00

F. Total Principal paid to Class A Notes                                                                      $14,652,291.34

G. Remaining Available Collections                                                                             $2,049,224.95

H. Class B Principal Distribution Amount
                1. Beginning Class B Principal Balance                                                        $15,693,160.42
                2. Class B Monthly Principal                                                                     $576,094.20
                3. Total Class B Principal Distribution Amount                                                   $576,094.20
                4. Payment of Class B Principal Distribution Amount from Available Collections                   $576,094.20
                5. Payment of Class B Principal Distribution Amount from Reserve Account                               $0.00
                6. Ending Class B Principal Balance                                                           $15,117,066.22

I. Total Principal paid to Class B Notes                                                                         $576,094.20

J. Class C Principal Distribution Amount
                1. Beginning Class C Principal Balance                                                        $14,270,832.80
                2. Class C Monthly Principal                                                                     $523,880.71
                3. Total Class C Principal Distribution Amount                                                   $523,880.71
                4. Payment of Class C Principal Distribution Amount from Available Collections                   $523,880.71
                5. Payment of Class C Principal Distribution Amount from Reserve Account                               $0.00
                6. Ending Class C Principal Balance                                                           $13,746,952.09

K. Total Principal paid to Class C Notes                                                                         $523,880.71

L. Total Principal paid from Reserve Account                                                                           $0.00

M. Remaining Available Collections                                                                               $949,250.04

VIII.  Required Reserve Account Amount for Next Distribution Date
A.  Reserve Account Required Amount (2.00% of Current Pool Balance;
      floor = lesser of 1.00% of Initial Pool Balance and Ending Note Balance)                                 $8,266,983.10

B. Remaining Available Collections                                                                               $949,250.04

C. Reserve and Collection Account Activity
                1. Beginning Reserve Account Balance                                                           $8,582,028.42
                2. Reserve Account Withdrawal Amount                                                                   $0.00
                   a. Withdrawal from Reserve Account to pay Servicing Fee                                             $0.00
                   b. Withdrawal from Reserve Account to pay Class A Interest                                          $0.00
                   c. Withdrawal from Reserve Account to pay Class B Interest                                          $0.00
                   d. Withdrawal from Reserve Account to pay Class C Interest                                          $0.00
                   e. Withdrawal from Reserve Account to pay Class A Principal                                         $0.00
                   f. Withdrawal from Reserve Account to pay Class B Principal                                         $0.00
                   g. Withdrawal from Reserve Account to pay Class C Principal                                         $0.00
                3. Deposit from Remaining Available Collections to fund Reserve Account                                $0.00
                4. Excess Reserve Released to Collection Account for Distribution to Certificateholder           $315,045.32
                5. Ending Reserve Account Balance                                                              $8,266,983.10

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


IX. Payment to Certificateholders                                                                              $1,264,295.36

X. Delinquency and Default Information
A.  Automobiles Delinquency Information
                Delinquency                                                                                        Principal
                0 - 29 days (Current)                                                                        $407,061,424.50
                30 - 59 days                                                                                   $4,270,956.01
                60 - 89 days                                                                                   $1,303,157.65
                90+ days                                                                                         $246,312.05
                Total Delinquencies                                                                            $5,820,425.71

                Delinquency                                                                                            Units
                0 - 29 days (Current)                                                                                 30,420
                30 - 59 days                                                                                             422
                60 - 89 days                                                                                             126
                90+ days                                                                                                  29
                Total Delinquencies                                                                                      577

                Delinquency (as a percent of ending pool balance)                                                  Principal
                0 - 29 days (Current)                                                                                 98.48%
                30 - 59 days                                                                                           1.03%
                60 - 89 days                                                                                           0.32%
                90+ days                                                                                               0.06%
                Total Delinquencies                                                                                    1.41%

                Delinquency (as a percent of end of period units)                                                      Units
                0 - 29 days (Current)                                                                                 98.02%
                30 - 59 days                                                                                           1.36%
                60 - 89 days                                                                                           0.41%
                90+ days                                                                                               0.09%
                Total Delinquencies                                                                                    1.86%

B. Automobiles Default Information
                1. Cumulative Principal Balance for Defaulted Receivables                                      $4,727,105.96
                2. Balance of Current Repossessed Loans                                                          $467,304.59
                3. Number of Current Repossessed Loans                                                                    36
                4. Number of Defaulted Loans in Current Month                                                             38
                5. Cumulative Number of Defaulted Loans                                                                  364
                6. Current Default Percentage of Pool Balance at Cut-Off Date (Annualized)                             0.93%

XI.  Portfolio Average Net Loss Ratio
                1.  Principal Recoveries of Defaulted Receivable                                                 $154,622.32
                2.  Principal Balance of Defaulted Receivable                                                    $458,944.04
                3.  Pool Balance at the end of 2nd Preceding Collection Period                               $448,520,575.83
                4.  Net Loss Ratio ((2- 1)/3)                                                                          0.81%
                5.  Cumulative Net Principal Loss                                                              $2,709,333.36
                6.  Cumulative Net Loss Ratio                                                                          0.46%

A.  Net Loss Ratio for 2 Collection Periods Prior                                                                      1.05%
B.  Net Loss Ratio for Prior Collection Period                                                                         1.31%
C.  Net Loss Ratio for Current Collection Period                                                                       0.81%
D.  Average Net Loss Ratio ((sum A through C)/3)                                                                       1.06%

XII.  Portfolio Information
A.  Weighted Average APR                                                                                              7.060%
B.  Weighted Average Remaining Term                                                                                       48
C.  Weighted Average Original Term                                                                                        64
D.  Approximate Monthly Prepayment Speed (% ABS)                                                                       1.44%
E.  Approximate Cumulative Prepayment Speed (% ABS)                                                                    1.73%

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


1) Class A-1
                Principal                                                                                              $0.00
                Principal Factor                                                                                   0.0000000
                Interest                                                                                               $0.00
                Interest Factor                                                                                    0.0000000
                Total payment per each individual Class A-1 Note                                                       $0.00
                Note Pool Factor                                                                                           -

2) Class A-2
                Principal                                                                                     $14,652,291.34
                Principal Factor                                                                                   0.1192820
                Interest                                                                                         $133,073.88
                Interest Factor                                                                                    0.0010833
                Total payment per each individual Class A-2 Note                                                     $107.92
                Note Pool Factor                                                                                   0.7896725

3) Class A-3
                Principal                                                                                              $0.00
                Principal Factor                                                                                   0.0000000
                Interest                                                                                         $246,458.33
                Interest Factor                                                                                    0.0014583
                Total payment per each individual Class A-3 Note                                                       $1.46
                Note Pool Factor                                                                                   1.0000000

4) Class A-4
                Principal                                                                                              $0.00
                Principal Factor                                                                                   0.0000000
                Interest                                                                                         $210,129.17
                Interest Factor                                                                                    0.0019583
                Total payment per each individual Class A-4 Note                                                       $1.96
                Note Pool Factor                                                                                   1.0000000

5) Class B
                Principal                                                                                        $576,094.20
                Principal Factor                                                                                   0.0367099
                Interest                                                                                          $30,863.22
                Interest Factor                                                                                    0.0019667
                Total payment per each individual Class B Note                                                        $37.35
                Note Pool Factor                                                                                   0.9302810

6) Class C
                Principal                                                                                        $523,880.71
                Principal Factor                                                                                   0.0367099
                Interest                                                                                          $45,666.66
                Interest Factor                                                                                    0.0032000
                Total payment per each individual Class C Note                                                        $38.54
                Note Pool Factor                                                                                   0.9302810

7) Fees and Compensation paid to Servicer
                (a)  Total                                                                                       $357,584.52
                (b)  Per individual Class A, Class B and Class C Note                                                $357.58

8)  The amount deposited into the Reserve Account                                                                      $0.00

9)  (a) Available Reserve Account Amount                                                                       $8,266,983.10
       (b) Percent of Pool Balance                                                                                     2.00%

10)  Required Reserve Account Amount                                                                           $8,266,983.10

11) Payment to Certificateholders                                                                              $1,264,295.36

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                      MONTHLY MASTER SERVICER'S CERTIFICATE
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


                                    Exhibit A
             Account Number of Repossessed and Repurchased Vehicles

                835010000000713813
                835010000006210018
                835010000006216673
                835010000000739858
                835010000000009666
                835010000000724386
                835010000000047789
                835010000000052663
                835010000000052710
                835010000000721762
                835010000000763580
                835010000000041408
                835010000000712262
                835010000000722381
                835010000006214776
                835010000000741251
                835010000000811389
                835010000006222966
                835010000000708383
                835010000000742028
                835010000000733567
                835010000000720167
                835010000000751844
                835010000000033554
                835010000000710415
                835010000003705821
                835010000000742641
                835010000000807697